Exhibit 99.1

Pingtan Marine Enterprise Ltd. Receives Nasdaq Notice of Additional Delinquency

Fuzhou, China, August 26, 2021 – Pingtan Marine Enterprise Ltd. (Nasdaq: PME), (“Pingtan,” or the “Company”), a fishing company based in the People’s Republic of China, announced that it has received an additional delinquency notification letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) on August 23 , 2021, indicating that, since the Company remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Q1 Form 10-Q”), and the delay in the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Q2 Form 10-Q”), the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The Rule requires listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”).

As previously disclosed, the Company received a notice from the Staff on April 15, 2021 regarding its non-compliance with the Rule following the Company’s delay in filing its Form 10-K and a notice from the Staff on May 25, 2021 regarding its non-compliance with the Rule following the Company’s delay in filing its Q1 Form 10-Q. As required by these notices, Pingtan submitted a plan to Nasdaq on June 14, 2021 outlining its plan to regain compliance with respect to these delinquent reports. The Company continues to engage in discussions with Nasdaq regarding its plan to regain compliance.

On August 16, 2021, Pingtan filed a Notification of Late Filing on Form 12b-25 with the SEC, disclosing that, given the delay in filing the Form 10-K, the Q1 Form 10-Q and the appointment of new independent public accounting firm effective as of May 31, 2021, the Company was unable to file the Q2 Form 10-Q within the prescribed time period without unreasonable effort or expense and that it anticipated filing the Form 10-K, Q1 Form 10-Q and Q2 Form 10-Q on or before October 12, 2021.

The Company will continue to work diligently to complete and file the delinquent reports as soon as practicable.

About Pingtan

Pingtan is a fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, which may include statements regarding the Company’s ability to file its Form 10-K for the year ended December 31, 2020 or Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 within the extension period and meet the continued listing requirements of Nasdaq. Words such as “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,” “expectation” and similar expressions, or the negative of those expressions, may identify forward-looking statements. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements, including general economic and market conditions and other risk factors contained in Pingtan’s SEC filings available at www.sec.gov, including Pingtan’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law.

CONTACT:

LiMing Yung (Michael)

Chief Financial Officer

Pingtan Marine Enterprise Ltd.

Tel: +86 591 87271753

michaelyung@ptmarine.net

Maggie Li

Investor Relations Manager

Pingtan Marine Enterprise Ltd.

Tel: +86 591 87271753

mli@ptmarine.net

INVESTOR RELATIONS

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